UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2017

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36520	46-5037387
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2941 Lake Vista Drive
Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2017 Adeptus Health Inc. (“the Company”) was notified by the New York Stock Exchange (the “NYSE”) that the NYSE has decided that the Company is no longer suitable for listing pursuant to Section 802.01D of the NYSE Listed Company Manual and has determined to commence proceedings to delist the Company’s Class A common stock. In its notification letter to the Company, the NYSE stated that its decision is because of the Company’s announcement on April 19, 2017 that it and certain of its subsidiaries have filed petitions for relief under chapter 11 of the U.S. Bankruptcy Code in the U.S. District Court for the Northern District of Texas, Dallas Division. Trading in the Company’s Class A common stock was suspended immediately after the market closed on April 19, 2017.

The Company has a right to review this determination by a Committee of the Board of Directors of the Exchange. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock upon completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation staff’s decision. The Company does not intend to appeal the determination and, therefore, it is expected the Company’s common stock will be delisted. Effective April 20, 2017, the Class A common stock of the Company commenced trading on the OTC Pink marketplace under the symbol ADPTQ. The Company can provide no assurance that its Class A common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s Class A common stock on this market, whether the trading volume of the Company’s Class A common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s Class A common stock may be blocked by OTC Markets Group in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

By:	/s/ Frank R. Williams, Jr.
Name:	Frank R. Williams, Jr.
Title:	Chief Financial Officer

April 25, 2017

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